Exhibit 99.1

ECP ENVIRONMENTAL GROWTH OPPORTUNITIES CORP. ANNOUNCES ADJOURNMENT OF SPECIAL MEETING OF STOCKHOLDERS

SUMMIT, NEW JERSEY, January 31, 2022 — ECP Environmental Growth Opportunities Corp. (Nasdaq: ENNV), a Delaware corporation (“ENNV”), today announced that it had entered into an amendment (the “Amendment”) to the merger agreement relating to its previously announced business combination with Fast Radius, Inc., a Delaware corporation (“Fast Radius”). Pursuant to the Amendment, the parties agreed to, among other things, reduce the base purchase price from $1.0 billion to $750 million. As a result of the Amendment, ENNV will issue up to 75,000,000 newly issued shares of Class A Common Stock, par value $0.0001 per share, of ENNV (“ENNV Class A common stock”) in connection with the business combination, up to 65,000,000 shares of which will be issued or subject to ENNV awards at the closing of the business combination and 10,000,000 shares of which will be issuable upon the attainment of certain performance thresholds.

On January 31, 2022, ENNV convened and then adjourned, without conducting any business, its special meeting of stockholders (the “Special Meeting”). The Special Meeting has been adjourned to 9:00 a.m., Eastern Time, on February 2, 2022. The Special Meeting is being held to approve the business combination with Fast Radius, as described in ENNV’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on January 13, 2022.

The proxy card included with the previously distributed proxy materials will not be updated to reflect the adjournment and may continue to be used to vote shares in connection with the Special Meeting. The record date for the Special Meeting remains January 5, 2022. ENNV stockholders who have already voted and do not wish to change their vote do not need to vote again.

Subject to stockholder approval and other customary closing conditions identified in the previously disclosed merger agreement, the business combination is expected to close on February 4, 2022. Upon the closing of the business combination, the combined company will be named “Fast Radius, Inc.” and its common stock will be listed on NASDAQ under the new ticker symbol “FSRD.”

In connection with the business combination, holders of 31,512,573 shares of ENNV Class A common stock exercised their right to redeem their shares for cash at a redemption price of approximately $10.01 per share for an aggregate redemption amount of approximately $315.4 million Holders of ENNV Class A common stock may revoke their election to redeem all or a portion of their shares of ENNV Class A common stock by contacting ENNV’s transfer agent, American Stock Transfer & Trust Company, LLC, by emailing SPACSUPPORT@astfinancial.com by 5:00 p.m., Eastern Time, on February 3, 2022.

About ECP Environmental Growth Opportunities Corp.

ECP Environmental Growth Opportunities Corp. is a special purpose acquisition company formed by Energy Capital Partners Management, LP for the purpose of entering into a merger, stock purchase, or similar business combination with one or more businesses. The strategy of ECP Environmental Growth Opportunities Corp. is to identify and acquire businesses located in North America that concentrate on combating climate change by decreasing the carbon intensity of energy production, increasing the efficiency of industrial and consumer-related activities, expanding electricity storage and distribution, and improving the overall sustainability of the economy through efforts to lower pollution and increase beneficial reuse. For more information, visit ecpennv.com.

About Fast Radius, Inc.

Fast Radius, Inc. is a leading cloud manufacturing and digital supply chain company. The Cloud Manufacturing Platform™ from Fast Radius is a first-of-its-kind solution that integrates design, production, and fulfillment operations through a common digital infrastructure to make manufacturing easier, more accessible, and more sustainable. Founded in 2017, Fast Radius, Inc. is headquartered in Chicago, with offices in Atlanta, Louisville, and Singapore and microfactories in Chicago and at the UPS Worldport facility in Louisville, KY.

Cautionary Statement Regarding Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination (the “Transaction”) between ENNV and Fast Radius. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “scales,” “representative of,” “valuation,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the price of ENNV’s securities, (ii) the risk that the Transaction may not be completed by ENNV’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by ENNV, (iii) the failure to satisfy the conditions to the consummation of the Transaction, including the requisite approvals of ENNV’s and Fast Radius’ stockholders, the satisfaction of the minimum trust account amount following any redemptions by ENNV’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the Transaction, (v) the risk that ENNV’s proposed private offering of public equity is not completed, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement and plan of merger (the “Merger Agreement”) relating to the Transaction, (vii) the effect of the announcement or pendency of the Transaction on Fast Radius’ business or employee relationships, operating results and business generally, (viii) the risk that the Transaction disrupts current plans and operations of Fast Radius, (ix) the risk of difficulties in retaining employees of Fast Radius as a result of the Transaction, (x) the outcome of any legal proceedings that may be instituted against Fast Radius or against ENNV related to the Merger Agreement or the Transaction, (xi) the ability to maintain the listing of ENNV’s securities on a national securities exchange, (xii) changes in the competitive industries in which Fast Radius operates, variations in operating performance across competitors, changes in laws and regulations affecting Fast Radius’ business and changes in the combined capital structure, (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the Transaction, and the ability to identify and realize additional opportunities, (xiv) risks related to the uncertainty of Fast Radius’ projected financial information, (xv) risks related to Fast Radius’ potential inability to become profitable and generate cash, (xvi) current and future conditions in the global economy, including as a result of the impact of the COVID-19 pandemic, (xvii) the risk that demand for Fast Radius’ cloud manufacturing technology does not grow as expected, (xviii) the ability of Fast Radius to retain existing customers and attract new customers, (xix) the potential inability of Fast Radius to manage growth effectively, (xx) the potential inability of Fast Radius to increase its cloud manufacturing capacity or to achieve efficiencies regarding its cloud manufacturing process or other costs, (xxi) the enforceability of Fast Radius’ intellectual property rights, including its copyrights, patents, trademarks and trade secrets, and the potential infringement on the intellectual property rights of others, (xxii) Fast Radius’ dependence on senior management and other key employees, (xxiii) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which Fast Radius operates, (xxiv) the risk that Fast Radius may require additional funding for its growth plans and may not be able to obtain any additional financing on terms that are acceptable to Fast Radius or at all and (xxv) costs related to the Transaction and the failure to realize anticipated benefits of the Transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties which will be more fully described in the “Risk Factors” section of ENNV’s Quarterly Reports on Form 10-Q, the Registration Statement (as defined below), the proxy statement/prospectus included therein (the “Proxy Statement/Prospectus”) and other documents filed by ENNV from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Fast Radius and ENNV assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Fast Radius nor ENNV gives any assurance that either Fast Radius or ENNV, or the combined company, will achieve its expectations.

Additional Information and Where to Find It

This press release relates to the proposed Transaction between ENNV and Fast Radius. ENNV filed a registration statement on Form S-4, including the Proxy Statement/Prospectus, relating to the Transaction with the SEC on September 3, 2021 (as amended, the “Registration Statement”), and the SEC declared the Registration Statement effective on January 13, 2022. The definitive Proxy Statement/Prospectus will be sent to all ENNV stockholders as of January 5, 2022, the record date established for voting on the proposed Transaction and the other matters to be voted upon at a meeting of ENNV’s stockholders to be held to approve the proposed Transaction and other matters. ENNV will also file other documents regarding the Transaction with the SEC. Before making any voting decision, investors and security holders of ENNV and Fast Radius are urged to read the Registration Statement, the Proxy Statement/Prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Transaction as they become available because they will contain important information about the Transaction. Investors and security holders will be able to obtain free copies of the Registration Statement, the Proxy Statement/Prospectus, and all other relevant documents filed or that will be filed with the SEC by ENNV through the website maintained by the SEC at www.sec.gov. The documents filed by ENNV with the SEC also may be obtained free of charge upon written request to ENNV at 40 Beechwood Road, Summit, New Jersey 07901.

Participants in the Solicitation

ENNV, Fast Radius and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of ENNV in connection with the Transaction. A list of the names of such directors and executive officers and information regarding their interests in the Transaction is included in the Proxy Statement/Prospectus. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This press release shall not constitute an offer to sell or exchange or the solicitation of an offer to buy or exchange any securities, nor shall there be any sale or exchange of securities in any jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended.

Contacts:

ENNV

Jonathan Keehner / Woomi Yun / Kara Brickman

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Fast Radius

Fast Radius Investor Relations

Cody Slach, Alex Thompson

(949) 574-3860

FastRadius@GatewayIR.com

Fast Radius Public Relations

Morgan Scott

(312) 465-6345

PR@FastRadius.com